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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for FS Variable Separate Account (Portion Relating to First SunAmerica Advisor) of First SunAmerica Life Insurance Company of our report dated January 31, 2000 relating to the financial statements of First SunAmerica Life Insurance Company, which appear in such Statement of Additional Information. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



PricewaterhouseCoopers LLP
Woodland Hills, California
September 13, 2000